Rule 497(e)

File Nos. 002-96408

811-04254

LEGG MASON PARTNERS INCOME FUNDS

Legg Mason Partners High Income Fund

Supplement dated December 27, 2006

to the Prospectus of Legg Mason Partners High Income Fund

dated November 30, 2006

The following information replaces the information in “Investments, risks and performance—Fee table” in the fund’s Prospectus as of March 16, 2007. The fund is expected to acquire the assets of Legg Mason Partners High Yield Portfolio as of March 16, 2007. The information below is presented on a pro forma basis and assumes that the acquisition has been implemented. However, no assurance can be given that the acquisition will actually occur as expected.

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C		Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%		None	None		None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	4.50%	1.00	%(3)	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class I(1)
Management fees	0.60%	0.60%	0.60%	0.60%
Distribution and service (12b-1) fees	0.25%	0.75%	0.70%	None
Other expenses(4)	0.07%	0.08%	0.09%	0.03%
Total annual fund operating expenses	0.92%	1.43%	1.39%	0.63%
Less contractual fee waiver and/or expense reimbursement(5)	N/A	N/A	(0.01)%	N/A
Net total annual fund operating expenses	N/A	N/A	1.38%	N/A

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(3)	As of November 20, 2006, the contingent deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.

(4)	The amounts set forth in “Other expenses” for Class A, B, C and I shares have been revised to reflect the estimated effect of new transfer agency and custody contracts which became effective on January 1, 2006.

(5)	Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses (other than brokerage, taxes and extraordinary expenses) to 1.38% for Class C shares until December 1, 2008.